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                                                                   Exhibit 10.20

LOCKHEED MARTIN                                    Post-Proposal Letter Contract

Subcontractor: Ocean Power Technologies (OPT)                      Date: 9/17/04
               1590 Reed Rd.
               Pennington, NJ 08534             Prime or Customer Contract
                                                No.: N00039-04-C-0035

Subject: LOCKHEED MARTIN CORPORATION- Maritime Systems & Sensors (MS2)

Letter Contract No. DM259735:

Reference:   a)   MS2 Request for Proposal (RFP)No. 29-RA-042904 dated April 8,
                  2004 and All Amendments

             b) OPT Proposal dated April 29, 2004 (with pricing update/correction provided 30-Apr-04 and 05-May-04) and Revision dated August 4, 2004

1. Authorization is hereby given to proceed with the Work against the subject contract, as follows:

     Tactical Interface System Buoy in Support of the Advanced Deployable System
     (ADS) Technology Development (TD) CLIN's 0001 and 0002 ("The Program").

2. Delivery schedules shall be as follows: Period of Performance 9/14/04 - 10/31/05

3. Fact-finding of your proposal submitted in response to Lockheed Martin's Request for Proposal No. 29-RA-042904 is anticipated to begin on 9/22/04. Negotiations are anticipated to begin on 9/23/04. The target definitization date for the contract is 9/24/04, or before expenditure of 50% of the total estimated cost.

4.   The total Not-to-Exceed (NTE) price of this contract is: $1,511,686.00.

5. This contract is incrementally funded. Lockheed Martin's limitation of obligation to pay under this authorization is $705,060.00. The funds are expected to be adequate for performance of the Work until 2/16/05.

6.   Payment Terms are: Net 30 Days.

7. Lockheed Martin anticipates executing a cost plus fixed fee (CPFF) type contract. Contractual provisions applicable to this authorization are incorporated by reference, as follows:

     A.   General Provisions:

          i. Lockheed Martin CORPDOC No.4, dated 10/03, pages 1 through 11, including Addendum No. 4A, dated 10/03, pages 1 through 3. Final terms and conditions to be mutually agreed to prior to contract definitization.

          ii. Terminations. If this authorization is terminated for any reason before executing the definitive contract, the termination will be accomplished according lo the 'Termination' clause of the CORPDOC incorporated above. A definitive contract will be issued for the work accomplished up to the point of termination.

     B.   Special Provisions:

          i. Quality Assurance clauses: Per MS2 RFP #29-RA-042904 - and as included in definitized contract.

          ii. Government Prime Contract Flowdowns: Per MS2 RFP #29-RA-042904 - to be further refined prior to contract definitization.

     C. Statement of Work No. Attachment G to RFP #29-RA-042904, entitled Advanced Deployable System (ADS) System Development and Demonstration
          (SDD) Phase, dated 07 June 2004, pages 1 through 26.

     D. System Performance Specification No. Rev 8.4, and Interface Requirements Document Rev 3.2b.

8. The CONTRACTOR is claiming the following Rights in Technical Data: The existing wave tank system design which will be used as the baseline for the Program was originally developed under an Small Business Innovation Research (SBIR) Phase II contract currently underway at OPT, Topic Number N00-116, entitled Modular l00kW Wave Powered Electric Generator (SBIR Phase I Contract Number N00014-01-M-0041 and Phase II Contract NumberN00014-02-C-0034).


S 860 (03/04)                                              TAB - LETTER CONTRACT


                                   PAGE 1 OF 2

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LOCKHEED MARTIN                                    Post-Proposal Letter Contract

          The proposed Program extends the work performed under these contracts, and as such is accorded all rights of an SBIR Phase III funding agreement. The rights are subject to Patent Rights, Rights in Data, and Rights in Technical Data provisions of FAR 52.227-11, 52.227-20 and DFARS 252.227-7018.

9. This contract is subject to the Cost Accounting Standards (CAS), as provided in Attachment A of MS2 RFP #29-RA-042904.

10. This is a rated contract certified for National Defense. The Contractor is required to follow all provisions of the Defense Priorities and Allocations System (DPAS) regulations (15 CFR 700). The rating on this order is DO-A7.

11. This authorization is subject to your prompt acceptance. Please return a signed copy by FAX no later than cob, Monday, September 20, 2004, confirming your acceptance of the contents herein and acknowledging that the effort authorized has been initiated.

Contractor: OCEAN POWER TECHNOLOGIES    LOCKHEED MARTIN CORPORATION


By: /s/ Charles F. Dunleavy             By: /s/ Brenda Aanderud
    ---------------------------------       ------------------------------------
Title: C.F.O.                           Title: Staff Subcontract Administrator
Date: 22 September 2004                 Date: 9/17/04

S 860 (03/04)                                              TAB - LETTER CONTRACT


                                   PAGE 2 OF 2
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Section A - PO #DM259735
LOCKHEED MARTIN CORPORATION

CORPDOC 4

                                                                 LOCKHEED MARTIN

      COST REIMBURSEMENT GENERAL PROVISIONS AND FAR FLOWDOWN PROVISIONS FOR
         SUBCONTRACTS/PURCHASE ORDERS (ALL AGENCIES) FOR NON-COMMERCIAL
                               ITEMS UNDER A U.S.
                            GOVERNMENT PRIME CONTRACT

SECTION I: GENERAL PROVISIONS
1    Acceptance of Contract/Terms and Conditions
2    Allowable Cost and Payment
3    Applicable Laws
4    Assignment
5    Communication With Lockheed Martin Customer
6    Contract Direction
7    Definitions
8    Disputes
9    Electronic Contracting
10   Export Control
11   Extras
12   Fee
13   Furnished Property
14   Gratuities/Kickbacks
15   Independent Contractor Relationship
16   Information of Lockheed Martin
17   Information of Seller
18   Insurance/Entry on Lockheed Martin Property
19   Intellectual Property
20   Offset Credit/Cooperation
21   Packing and Shipment
22   Parts Obsolescence
23   Payments, Taxes, and Duties
24   Precedence
25   Priority Rating
26   Quality Control System
27   Release of Information
28   Severability
29   Survivability
30   Timely Performance
31   Waivers, Approvals, and Remedies

SECTION II: FAR FLOWDOWN PROVIIONS
A    Incorporation of FAR Clauses
B    Government Subcontract
C    Notes
D    Amendments Required by Prime Contract
E    Preservation of the Government's Rights
F    FAR Flowdown Clauses
G    Certification and Representations

SECTION I: GENERAL PROVISIONS

1.   ACCEPTANCE OF CONTRACT/TERMS AND CONDITIONS

     (a) This Contract integrates, merges, and supersedes any prior offers, negotiations, and agreements concerning the subject matter hereof and, together with Exhibits, Attachments, and any Task Order(s) issued hereunder, constitutes the entire agreement between the parties.

     (b) SELLER's acknowledgment, acceptance of payment, or commencement of performance, shall constitute SELLER's unqualified acceptance of this Contract.

     (c) ADDITIONAL OR DIFFERING TERMS OR CONDITIONS PROPOSED BY SELLER OR INCLUDED IN SELLER'S ACKNOWLEDGMENT ARE OBJECTED TO BY LOCKHEED MARTIN AND HAVE NO EFFECT UNLESS EXPRESSLY ACCEPTED IN WRITING BY LOCKHEED MARTIN.

2.   ALLOWABLE COST AND PAYMENT.

     (a) INVOICING. LOCKHEED MARTIN shall make payments to SELLER when requested as work progresses, but (except for Small Business Concerns) not more often than once every 2 weeks, in amounts determined to be allowable by LOCKHEED MARTIN in accordance with the terms of this Contract and Subpart 31.2 of the FAR, and agency supplements as appropriate, in effect on the date of this Contract. If the Contract is with an educational institution, FAR Subpart 31.3 shall apply; and if with a non-profit organization other than an educational institution, FAR Subpart 31.7 shall apply. SELLER may submit to the LOCKHEED MARTIN Procurement Representative, in such form and reasonable detail as the Representative may require, an invoice or voucher supported by a statement of the claimed allowable cost for performing this Contract.

     (b)  REIMBURSING COSTS.

          (1) For the purpose of reimbursing allowable costs (except as provided in paragraph (b)(2) of the clause, with respect to pension, deferred profit sharing, and employee stock ownership plan contributions), the term "costs" includes only:

               (i) Those recorded costs that, at the time of the request for reimbursement, SELLER has paid by cash, check, or other form of actual payment for items or services purchased directly for this Contract;


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               (ii) When SELLER is not delinquent in paying costs of contract performance in the ordinary course of business, costs incurred, but not necessarily paid, for--

                    (A) Work purchased directly for the Contract and associated financing payments to subcontractors, provided payments determined due will be made--

                         (1) In accordance with the terms and conditions of a subcontract or invoice; and

                         (2) Ordinarily within 30 days of prior to the submission of SELLER's payment request to the Government;


                    (B) Materials issued from SELLER's inventory and placed in the production process for use on this Contract;

                    (C)  Direct labor;

                    (D)  Direct travel;

                    (E)  Other direct in-house costs; and

                    (F) Properly allocable and allowable indirect costs, as shown in the records maintained by SELLER for purposes of obtaining reimbursement under Government contracts; and

               (iii) The amount of financing payments that have been paid by cash, check, or other forms of payment to SELLER's subcontractors.

          (2) Accrued costs of SELLER contributions under employee pension plans shall be excluded until actually paid unless:

               (i) SELLER's practice is to make contributions to the retirement fund quarterly or more frequently; and

               (ii) The contribution does not remain unpaid 30 days after the end of the applicable quarter or shorter payment period (any contribution remaining unpaid shall be excluded from SELLER's indirect costs for payment purposes).

          (3) Notwithstanding the audit and adjustment of invoices or vouchers under paragraph (g) of this clause, allowable indirect costs under this contract shall be obtained by applying indirect cost rates established in accordance with paragraph (d) of this clause.

          (4) Any statements in specifications or other documents incorporated in this Contract by reference designating performance of services or furnishing of materials at SELLER's expense or at no cost to LOCKHEED MARTIN shall be disregarded for purposes of cost-reimbursement under this clause.

     (c) SMALL BUSINESS CONCERNS. A small business concern may receive more frequent payments than every 2 weeks.

     (d) FINAL INDIRECT COST RATES. LOCKHEED MARTIN shall reimburse SELLER on the basis of final annual indirect cost rates and the appropriate bases established by SELLER and the Government in effect for the period covered by the indirect cost rate proposal. Such rates and bases shall not change any monetary ceiling, contract obligation, or specific cost allowance or disallowance provided for in this Contract. The rates and bases shall be deemed incorporated into this Contract upon execution.

     (e) BILLING RATES. There shall be included as allowable indirect costs such overhead rates as may be established by SELLER and the cognizant Government agency in accordance with the principles of the FAR and applicable FAR supplement. Pending establishment of final indirect overhead rates for any period, SELLER shall be reimbursed at billing rates approved by the cognizant Government agency, which billing rates may be revised from time to time subject to such approval and subject to appropriate adjustment when the final rates for that period are established.

     (f) QUICK-CLOSEOUT PROCEDURES. When SELLER and LOCKHEED MARTIN agree, quick-closeout procedures of Subpart 42.7 of the FAR may be used.

     (g) AUDIT. At any time or times before final payment, LOCKHEED MARTIN or the Contracting Officer may have SELLER's invoices or vouchers and statements of cost audited. Any payment may be (1) reduced by amounts found not to constitute allowable costs or (2) adjusted for prior overpayments or underpayments.


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     (h)  FINAL PAYMENT.

          (1) SELLER shall submit a completion invoice or voucher, designated as such, promptly upon completion of the Work, but no later than one year (or longer, as LOCKHEED MARTIN may approve in writing) from the completion date. Upon approval of that completion invoice or voucher and upon SELLER's compliance with all terms of this Contract, LOCKHEED MARTIN shall promptly pay any balance of allowable costs and that part of the fee (if any) not previously paid.

          (2) SELLER shall pay to LOCKHEED MARTIN any refunds, rebates, credits, or other amounts (including interest, if any) accruing to or received by SELLER or any assignee under this Contract to the extent that those amounts are properly allocable to costs for which SELLER has been reimbursed by LOCKHEED MARTIN. Reasonable expenses incurred by SELLER for securing refunds, rebates, credits, or other amounts shall be allowable costs if approved by LOCKHEED MARTIN: Before final payment under this contract, SELLER and each assignee whose assignment is in effect at the time of final payment shall execute and deliver:

               (i) An assignment to LOCKHEED MARTIN, in form and substance satisfactory to LOCKHEED MARTIN, of refunds, rebates, credits, or other amounts (including interest, if any) properly allocable to costs for which SELLER has been reimbursed by LOCKHEED MARTIN under this Contract; and

               (ii) A release discharging LOCKHEED MARTIN, the Government, its officers, agents, and employees from all liabilities, obligations, and claims arising out of or under this Contract, except:

                    (A) Specified claims stated in exact amounts, or in estimated amounts when the exact amounts are not known;

                    (B) Claims (including reasonable incidental expenses) based upon liabilities of SELLER to third parties arising out of the performance of this Contract; provided, that the claims are not known to SELLER on the date of the execution of the release, and that SELLER gives notice of the claims in writing to LOCKHEED MARTIN within 6 years following the release date or notice of final payment date, whichever is earlier; and

                    (C) Claims for reimbursement of costs, including reasonable incidental expenses, incurred by SELLER under the patent clauses of this Contract, excluding, however, any expenses arising from SELLER's indemnification of LOCKHEED MARTIN and the Government against patent liability.

     (i) SUBCONTRACTS. No subcontract placed under this Contract shall provide for payment on a cost-plus-a-percentage-of-cost basis, and any fee payable under cost-reimbursements type subcontracts shall not exceed the fee limitations in paragraph 15.404-4(c) of the FAR.

3.   APPLICABLE LAWS

     (a) This Contract shall be governed by and construed in accordance with the laws of the State from which this Contract is issued, excluding its choice of law rules, except that any provision in this Contract that is (i) incorporated in full text or by reference from the Federal Acquisition Regulations (FAR) or (ii) incorporated in full text or by reference from any agency regulation that implements or supplements the FAR or (iii) that is substantially based on any such agency regulation or FAR provision, shall be construed and interpreted according to the federal common law of Government contracts as enunciated and applied by federal judicial bodies, boards of contracts appeals, and quasi-judicial agencies of the federal Government.

     (b) (1) SELLER agrees to comply with all applicable laws, orders, rules, regulations, and ordinances. SELLER shall procure all licenses/permits and pay all fees and other required charges. SELLER shall comply with all applicable guidelines and directives of any local, state, and/or federal governmental authority.

          (2) If: (i) LOCKHEED MARTIN's contract cost or fee is reduced; (ii) LOCKHEED MARTIN's costs are determined to be unallowable; (iii) any fines, penalties, or interest are assessed on LOCKHEED MARTIN; or (iv) LOCKHEED MARTIN incurs any other costs or damages; as a result of any violation of applicable laws, orders, rules, regulations, or ordinances by SELLER, its officers, employees, agents, suppliers, or subcontractors at any tier, LOCKHEED MARTIN may proceed as provided for in (4) below.

          (3) Where submission of cost or pricing data is required or requested at any time prior to or during performance of this Contract, if SELLER or its lower-tier subcontractors: (i) submit and/or certify cost or pricing data that are defective; (ii) with notice of applicable cutoff dates and upon LOCKHEED MARTIN's request to provide cost or pricing data, submit cost or pricing data, whether certified or not certified at the time of submission, as a prospective subcontractor, and any such data are defective as of the applicable cutoff date on LOCKHEED MARTIN's Certificate of Current Cost or Pricing Data; (iii) claim an exception to a requirement to submit cost or pricing data and such exception is invalid; (iv) furnish data of any description that is inaccurate; or if (v) the U.S. Government alleges any of the foregoing; and, as a result, (1) LOCKHEED MARTIN's Contract price or fee is reduced; (2) LOCKHEED MARTIN's costs are determined to be unallowable; (3) any fines, penalties, or interest are assessed on


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               LOCKHEED MARTIN; or (4) LOCKHEED MARTIN incurs any other costs or damages; LOCKHEED MARTIN may proceed as provided for in paragraph
               (4) below.

          (4) UPON THE OCCURRENCE OF ANY OF THE CIRCUMSTANCES IDENTIFIED IN PARAGRAPHS (2) AND (3) ABOVE, LOCKHEED MARTIN MAY MAKE A REDUCTION OF CORRESPONDING AMOUNTS (IN WHOLE OR IN PART) IN THE COSTS AND FEE OF THIS CONTRACT OR ANY OTHER CONTRACT WITH SELLER, AND/OR MAY DEMAND PAYMENT (IN WHOLE OR IN PART) OF THE CORRESPONDING AMOUNTS. SELLER SHALL PROMPTLY PAY AMOUNTS SO DEMANDED.

     (c) SELLER represents that each chemical substance constituting or contained in Work sold or otherwise transferred to LOCKHEED MARTIN hereunder is on the list of chemical substances compiled and published by the Administrator of the Environmental Protection Administration pursuant to the Toxic Substances Control Act (15 U.S.C. Sec. 2601 et seq.) as amended.

     (d) SELLER shall provide to LOCKHEED MARTIN with each delivery any Material Safety Data Sheet applicable to the Work in conformance with and containing such information as required by the Occupational Safety and Health Act of 1970 and regulations promulgated thereunder, or its state approved counterpart.

4.   ASSIGNMENT

     Any assignment of SELLER's Contract rights or delegation of SELLER's duties shall be void, unless prior written consent is given by LOCKHEED MARTIN. SELLER may assign rights to be paid amounts due, or to become due, to a financing institution if LOCKHEED MARTIN is promptly furnished a signed copy of such assignment reasonably in advance of the due date for payment of any such amounts. Amounts assigned shall be subject to setoff or recoupment for any present or future claims of LOCKHEED MARTIN against SELLER. LOCKHEED MARTIN shall have the right to make settlements and/or adjustments in the estimated cost and fee without notice to any assignee.

5.   COMMUNICATION WITH LOCKHEED MARTIN CUSTOMER

     LOCKHEED MARTIN shall be solely responsible for all liaison and coordination with the LOCKHEED MARTIN customer, including the U.S. Government, as it affects the applicable prime contract, this Contract, and any related contract

6.   CONTRACT DIRECTION

     (a) Only the LOCKHEED MARTIN Procurement Representative has authority to make changes in or amendments to this Contract. Changes and amendments must be in writing.

     (b) LOCKHEED MARTIN engineering and technical personnel may from time to time render assistance or give technical advice or discuss or effect an exchange of information with SELLER's personnel concerning the Work hereunder. No such action shall be deemed to be a change under the "Changes" clause of this Contract and shall not be the basis for equitable adjustment.

     (c) Except as otherwise provided herein, all notices to be furnished by the SELLER shall be sent to the LOCKHEED MARTIN Procurement Representative.

7.   DEFINITIONS

     The following terms shall have the meanings set forth below:

     (a) "Contract" means the instrument of contracting, such as "PO", "Purchase Order", or "Task Order", or other such type designation, including all referenced documents, exhibits and attachments. If these terms and conditions are incorporated into a "master" agreement that provides for releases, (in the form of a purchase order or other such document) the term "Contract" shall also mean the release document for the Work to be performed.

     (b) "FAR" means the Federal Acquisition Regulation, issued as Chapter 1 of Title 48, Code of Federal Regulations.

     (c) "LOCKHEED MARTIN", means LOCKHEED MARTIN CORPORATION, acting through its companies or business units as identified on the face of this Contract. If a subsidiary or affiliate of LOCKHEED MARTIN CORPORATION is identified on the face of this Contract, then "LOCKHEED MARTIN" means that subsidiary or affiliate.

     (d) "LOCKHEED MARTIN Procurement Representative" means a person authorized by LOCKHEED MARTIN's cognizant procurement organization to administer and/or execute this Contract.

     (e)  "PO" or "Purchase Order" means this Contract.

     (f) "SELLER" means the party identified on the face of this Contract with whom LOCKHEED MARTIN is contracting.

     (g)  "Task Order" means a separate order issued under this Contract.


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     (h)  "Work" means all required labor, articles, materials, supplies, goods and services constituting the subject matter of this Contract.

8.   DISPUTES

     All disputes under this Contract which are not disposed of by mutual agreement may be decided by recourse to an action at law or in equity. Until final resolution of any dispute hereunder, SELLER shall diligently proceed with the performance of this Contract as directed by LOCKHEED MARTIN.

9.   ELECTRONIC CONTRACTING

     The parties agree that if this Contract is transmitted electronically neither party shall contest the validity of this Contract, or any Acknowledgement thereof, on the basis that this Contract or Acknowledgement contains an electronic signature.

10.  EXPORT CONTROL

     (a) SELLER agrees to comply with all applicable U.S. export control laws and regulations, specifically including, but not limited to, the requirements of the Arms Export Control Act, 22 U.S.C.2751-2794, including the International Traffic in Arms Regulation (ITAR), 22 C.F.R. 120 et seq.; and the Export Administration Act, 50 U.S.C. app. 2401-2420, including the Export Administration Regulations, 15 C.F.R. 730-774; including the requirement for obtaining any export license or agreement, if applicable. Without limiting the foregoing, SELLER agrees that it will not transfer any export controlled item, data, or services, to include transfer to foreign persons employed by or associated with, or under contract to SELLER or SELLER's lower-tier suppliers, without the authority of an export license, agreement, or applicable exemption or exception.

     (b) SELLER agrees to notify LOCKHEED MARTIN if any deliverable under this Contract is restricted by export control laws or regulations.

     (c) SELLER shall immediately notify the LOCKHEED MARTIN Procurement Representative if SELLER is, or becomes, listed in any Denied Parties List or if SELLER's export privileges are otherwise denied, suspended or revoked in whole or in part by any U.S. Government entity or agency.

     (d) If SELLER is engaged in the business of either exporting or manufacturing (whether exporting or not) defense articles or furnishing defense services, SELLER represents that it is registered with the Office of Defense Trade Controls, as required by the ITAR, and it maintains an effective export/import compliance program in accordance with the ITAR. NOTE: IT IS UNDERSTOOD THAT THIS PARAGRAPH DOES NOTE APPLY UNTIL SUCH TIME AS THE TWO PARTIES AFFIRMLY AGREE THAT THE PARAGRAPH WILL APPLY.

     (e) Where SELLER is a signatory under a LOCKHEED MARTIN export license or export agreement (e.g., TAA, MLA), SELLER shall provide prompt notification to the LOCKHEED MARTIN Procurement Representative in the event of changed circumstances including, but not limited to, ineligibility, a violation or potential violation of the ITAR, and the initiation or existence of a U.S. Government investigation, that could affect the Seller's performance under this Contract.

     (f) SELLER SHALL BE RESPONSIBLE FOR ALL LOSSES, COSTS, CLAIMS, CAUSES OF ACTION, DAMAGES, LIABILITIES AND EXPENSE, INCLUDING ATTORNEYS' FEES, ALL EXPENSE OF LITIGATION AND/OR SETTLEMENT, AND COURT COSTS, ARISING FROM ANY ACT OR OMISSION OF SELLER, ITS OFFICERS, EMPLOYEES, AGENTS, SUPPLIERS, OR SUBCONTRACTORS AT ANY TIER, IN THE PERFORMANCE OF ANY OF ITS OBLIGATIONS UNDER THIS CLAUSE.

11.  EXTRAS

     Work shall not be supplied in excess of quantities specified in this Contract. SELLER shall be liable for handling charges and return shipment costs for any excess quantities.

12.  FEE (Applicable only if this Contract includes a fee.)

     LOCKHEED MARTIN shall pay the SELLER for performing this Contract the fee as specified in this Contract.

13.  FURNISHED PROPERTY

     (a) LOCKHEED MARTIN may provide to SELLER property owned by either LOCKHEED MARTIN or its customer (Furnished Property). Furnished Properly shall be used only for the performance of this Contract.

     (b) Title to Furnished Property shall remain in LOCKHEED MARTIN or its customer. SELLER shall clearly mark (if not so marked) all Furnished Property to show its ownership.

     (c) Except for reasonable wear and tear, SELLER shall be responsible for, and shall promptly notify LOCKHEED MARTIN of, any loss or damage. SELLER shall manage, maintain, and preserve Furnished Property in accordance with good commercial practice.

     (d) At LOCKHEED MARTIN's request, and/or upon completion of this Contract, the SELLER shall submit, in an acceptable form, inventory lists of Furnished Property and shall deliver or make such other disposal as may be directed by LOCKHEED MARTIN.


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

     (e) The Government Property Clause contained in Section II shall apply in lieu of paragraphs (a) through (d) above with respect to Government-furnished property, or property to which the Government may take title under this Contract.

14.  GRATUITIES/KICKBACKS

     (a) No gratuities (in the form of entertainment, gifts or otherwise) or kickbacks shall be offered or given by SELLER, to any employee of LOCKHEED MARTIN for the purpose of obtaining or rewarding favorable treatment as a supplier.

     (b) BY ACCEPTING THIS CONTRACT, SELLER CERTIFIES AND REPRESENTS THAT IT HAS NOT MADE OR SOLICITED AND WILL NOT MAKE OR SOLICIT KICKBACKS IN VIOLATION OF FAR 52.203-7 OR THE ANTI-KICKBACK ACT OF 1986 (41 USC 51-58), BOTH OF WHICH ARE INCORPORATED HEREIN BY THIS SPECIFIC REFERENCE, EXCEPT THAT PARAGRAPH (C)(1) OF FAR 52.203-7 SHALL NOT APPLY.

15.  INDEPENDENT CONTRACTOR RELATIONSHIP

     (a) SELLER is an independent contractor in all its operations and activities hereunder. The employees used by SELLER to perform Work under this Contract shall be SELLER's employees exclusively without any relation whatsoever to LOCKHEED MARTIN.

     (b) SELLER SHALL BE RESPONSIBLE FOR ALL LOSSES, COSTS, CLAIMS, CAUSES OF ACTION, DAMAGES, LIABILITIES, AND EXPENSES, INCLUDING ATTORNEYS' FEES, ALL EXPENSES OF LITIGATION AND/OR SETTLEMENT, AND COURT COSTS, ARISING FROM ANY ACT OR OMISSION OF SELLER, ITS OFFICERS, EMPLOYEES, AGENTS, SUPPLIERS, OR SUBCONTRACTORS AT ANY TIER, IN THE PERFORMANCE OF ANY OF ITS OBLIGATIONS UNDER THIS CONTRACT. THIS INDEMNITY AND HOLD HARMLESS SHALL NOT BE CONSIDERED AN ALLOWABLE COST UNDER ANY PROVISIONS OF THIS CONTRACT EXCEPT WITH REGARD TO ALLOWABLE INSURANCE COSTS.

16.  INFORMATION OF LOCKHEED MARTIN

     Information provided by LOCKHEED MARTIN to SELLER remains the property of LOCKHEED MARTIN. SELLER agrees to comply with the terms of any proprietary information agreement with LOCKHEED MARTIN and to comply with all proprietary information markings and restrictive legends applied by LOCKHEED MARTIN to anything provided hereunder to SELLER. SELLER agrees not to use any LOCKHEED MARTIN provided information for any purpose except to perform this Contract and agrees not to disclose such information to third parties without the prior written consent of LOCKHEED MARTIN.

17.  INFORMATION OF SELLER

     SELLER shall not provide any proprietary information to LOCKHEED MARTIN without prior execution of a proprietary information agreement by the parties.

18.  INSURANCE/ENTRY ON LOCKHEED MARTIN PROPERTY

     (a) In the event that SELLER, its employees, agents, or subcontractors enter the site(s) of LOCKHEED MARTIN or its customers for any reason in connection with this Contract then SELLER and its subcontractors shall procure and maintain for the performance of this Contract worker's compensation, comprehensive general liability, bodily injury and property damage insurance in reasonable amounts, and such other insurance as LOCKHEED MARTIN may require. In addition, SELLER and its subcontractors shall comply with all site requirements. SELLER shall provide LOCKHEED MARTIN thirty (30) days advance written notice prior to the effective date of any cancellation or change in the term or coverage of any of SELLER's required insurance, provided however such notice shall not relieve SELLER of its obligations to procure and maintain the required insurance. If requested, SELLER shall send a "Certificate of Insurance" showing SELLER's compliance with these requirements, provided however such notice shall not relieve SELLER's of its obligations to procure and maintain the required insurance. SELLER shall name LOCKHEED MARTIN as an additional insured for the duration of this Contract. Insurance maintained pursuant to this clause shall be considered primary as respects the interest of LOCKHEED MARTIN and is not contributory with any insurance which LOCKHEED MARTIN may carry. "Subcontractor" as used in this clause shall include SELLER's subcontractors at any tier. SELLER's obligations for procuring and maintaining insurance coverages are freestanding and are not affected by any other language in this Contract.

     (b) SELLER SHALL INDEMNIFY AND BOLD HARMLESS LOCKHEED MARTIN, ITS OFFICERS, EMPLOYEES, AND AGENTS FROM ANY LOSSES, COSTS, CLAIMS, CAUSES OF ACTION, DAMAGES, LIABILITIES, AND EXPENSES, INCLUDING ATTORNEYS' FEES, ALL EXPENSES OF LITIGATION AND/OR SETTLEMENT, AND COURT COSTS, BY REASON OF PROPERTY DAMAGE OR LOSS OR PERSONAL INJURY TO ANY PERSON CAUSED IN WHOLE OR IN PART BY THE ACTIONS OR OMISSIONS OF SELLER, ITS OFFICERS, EMPLOYEES, AGENTS, SUPPLIERS, OR SUBCONTRACTORS.

19.  INTELLECTUAL PROPERTY

     (a) SELLER WARRANTS THAT THE WORK PERFORMED OR DELIVERED UNDER THIS CONTRACT WILL NOT INFRINGE OR OTHERWISE VIOLATE THE INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY IN THE UNITED STATES OR ANY FOREIGN COUNTRY. SELLER AGREES TO DEFEND, INDEMNIFY, AND HOLD HARMLESS LOCKHEED MARTIN AND ITS CUSTOMERS FROM AND AGAINST ANY CLAIMS, DAMAGES, LOSSES, COSTS, AND EXPENSES, INCLUDING REASONABLE ATTORNEYS FEES, ARISING OUT OF ANY ACTION BY A THIRD PARTY THAT IS BASED UPON A CLAIM THAT THE WORK PERFORMED OR DELIVERED UNDER THIS CONTRACT INFRINGES OR OTHERWISE VIOLATES THE INTELLECTUAL PROPERTY RIGHTS OF ANY PERSON OR ENTITY. THIS INDEMNITY AND HOLD HARMLESS SHALL NOT BE CONSIDERED AN ALLOWABLE COST UNDER ANY PROVISIONS OF THIS CONTRACT EXCEPT WITH REGARD TO ALLOWABLE INSURANCE COSTS.

     (b) Unless LOCKHEED MARTIN's Prime Contract contains 52.227-3, "Patent Indemnity", then SELLER's obligation to defend, indemnify, and hold harmless LOCKHEED MARTIN and its customers under this Paragraph 17(a) shall not apply to the extent FAR 52.227-1 "Authorization and Consent", applies to LOCKHEED MARTIN's contract

     (c) Seller shall provide to LOCKHEED MARTIN only such rights as are reasonably necessary to meet and perform the requirements of LOCKHEED MARTIN's Prime Contract.

20.  OFFSET CREDIT/COOPERATION

     This Contract has been entered into in direct support of LOCKHEED MARTIN's international offset programs. All offset benefit credits resulting from this Contract are the sole property of LOCKHEED MARTIN to be applied to the offset program of its choice. SELLER agrees to assist LOCKHEED MARTIN in securing appropriate offset credits from the respective country government authorities.

21.  PACKING AND SHIPMENT

     (a) Unless otherwise specified, all Work is to be packed in accordance with good commercial practice.

     (b) A complete packing list shall be enclosed with all shipments. SELLER shall mark containers or packages with necessary lifting, loading, and shipping information, including the LOCKHEED MARTIN Contract number, item number, dates of shipment, and the names and addresses of consignor and consignee. Bills of lading shall include this Contract number.

     (c)  Unless otherwise specified, delivery shall be FOB Place of Shipment.

22.  PARTS OBSOLESCENCE

     LOCKHEED MARTIN may desire to place additional orders for Work purchased hereunder. SELLER shall provide LOCKHEED MARTIN with a "Last Time Buy Notice" at least twelve (12) months prior to any action to discontinue any Work purchased under this Contract.

23.  PAYMENTS, TAXES, AND DUTIES

     (a) Unless otherwise provided, terms of payment shall be net 30 days from the latest of the following: (i) LOCKHEED MARTIN's receipt of the SELLER's proper invoice; (ii) Scheduled delivery date of the Work; or
          (iii) Actual delivery of the Work. LOCKHEED MARTIN shall have a right of setoff against payments due or at issue under this Contract or any other contract between the parties.

     (b) Each payment made shall be subject to reduction to the extent of amounts which are found by LOCKHEED MARTIN not to have been properly payable, and shall also be subject to reduction for overpayments.

     (c) Payment shall be deemed to have been made as of the date of mailing LOCKHEED MARTIN's payment or electronic funds transfer.

     (d) Unless otherwise specified, estimated costs include all applicable federal, state, and local taxes, duties, tariffs, and similar fees imposed by any government, all of which shall be listed separately on the invoice.

24.  PRECEDENCE

     Any inconsistencies in this Contract shall be resolved in accordance with the following descending order of precedence: (i) Face of the Purchase Order and/or Task Order, release document or schedule, (including any continuation sheets), as applicable, including any special provisions; (ii) This CORPDOC ; (iii) Statement of Work.

25.  PRIORITY RATING

     If so identified, this Contract is a "rated order" certified for national defense use, and the SELLER shall follow all the requirements of the Defense Priorities and Allocation System Regulation (15 CFR Part 700).

26.  QUALITY CONTROL SYSTEM

     (a) SELLER shall provide and maintain a quality control system to an industry recognized Quality Standard and in compliance with any other specific quality requirements identified in this Contract. NOTE: IT IS UNDERSTOOD THAT THIS PARAGRAPH DOES NOTE APPLY UNTIL SUCH TIME AS THE TWO PARTIES AFFIRMLY AGREE THAT THE PARAGRAPH WILL APPLY.

     (b) Records of all quality control inspection work by SELLER shall be kept complete and available to LOCKHEED MARTIN and its customers.

27.  RELEASE OF INFORMATION

     Except as required by law, no public release of any information, or confirmation or denial of same, with respect to this Contract or the subject matter hereof, will be made by SELLER without the prior written approval of LOCKHEED MARTIN.

28.  SEVERABILITY

     Each paragraph and provision of this Contract is severable, and if one or more paragraphs or provisions are declared invalid, the remaining paragraphs and provisions of this Contract will remain in full force and effect.

29.  SURVIVABILITY

     (a) If this Contract expires, is completed or terminated, SELLER shall not be relieved of those obligations contained in the following provisions:

          Allowable Cost and Payment
          Applicable Laws
          Electronic Contracting
          Export Control
          Independent Contractor Relationship
          Information of Lockheed Martin
          Insurance/Entry on Lockheed Martin Property
          Intellectual Property
          Release of Information

     (b) Those U. S. Government flowdown provisions that by their nature should survive.

30.  TIMELY PERFORMANCE

     (a)  SELLER's timely performance is a critical element of this Contract.

     (b) Unless advance shipment has been authorized in writing by LOCKHEED MARTIN, LOCKHEED MARTIN may store at SELLER's expense, or return, shipping charges collect, all Work received in advance of the scheduled delivery date.

     (c) If SELLER becomes aware of difficulty in performing the Work, SELLER shall timely notify LOCKHEED MARTIN, in writing, giving pertinent details. This notification shall not change any delivery schedule.

     (d) In the event of a termination or change, no claim will be allowed for any manufacture or procurement in advance of SELLER's normal flow time unless there has been prior written consent by LOCKHEED MARTIN.

31.  WAIVERS, APPROVALS, AND REMEDIES

     (a) Failure by LOCKHEED MARTIN to enforce any provisions of this Contract shall not be construed as a waiver of the requirements of such provisions, or as a waiver of the right of LOCKHEED MARTIN thereafter to enforce each such provision.

     (b) LOCKHEED MARTIN's approval of documents shall not relieve SELLER of its obligation to comply with the requirements of this Contract

     (c) The rights and remedies of LOCKHEED MARTIN in this Contract are in addition to any other rights and remedies provided by law or in equity.

SECTION II: FAR FLOWDOWN PROVISIONS

A.   INCORPORATION OF FAR CLAUSES

     The Federal Acquisition Regulation (FAR) clauses referenced below are incorporated herein by reference, with the same force and effect as if they were given in full text, and are applicable, including any notes following the clause citation, to this Contract. If the date or substance of any of the clauses listed below is different from the date or substance of the clause actually incorporated in the Prime Contract referenced by number herein, the date or substance of the clause incorporated by said Prime Contract shall apply instead. The Contracts Disputes Act shall have no application to this Contract Any reference to a "Disputes" clause shall mean the "Disputes" clause of this Contract.

B.   GOVERNMENT SUBCONTRACT

     This Contract is entered into by the parties in support of a U.S. Government Contract. As used in the FAR clauses referenced below and otherwise in this Contract:

     1.   "Commercial Item" means a commercial item as defined in FAR 2.101.

     2.   "Contract" means this contract

     3. "Contracting Officer" shall mean the U.S. Government Contracting Officer for LOCKHEED MARTIN's government prime contract under which this Contract is entered.

     4. "Contractor" and "Offerer" means the SELLER, as defined in this CORPDOC 4, acting as the immediate (first-tier) subcontractor to LOCKHEED MARTIN.

     5. "Prime Contract" means the contract between LOCKHEED MARTIN and the U.S. Government or between LOCKHEED MARTIN and its higher-tier contractor who has a contract with the U.S. Government

     6. "Subcontract" means any contract placed by the Contractor or lower-tier subcontractors under this Contract.

C.   NOTES

     1. Substitute "LOCKHEED MARTIN" for "Government" or "United States" throughout this clause.

     2. Substitute "LOCKHEED MARTIN Procurement Representative" for "Contracting Officer", "Administrative Contracting Officer", and "ACO" throughout this clause.

     3. Insert "and LOCKHEED MARTIN" after "Government" throughout this clause.

     4.   Insert "or LOCKHEED MARTIN" after "Government" throughout this clause.

     5. Communication/notification required under this clause from/to the SELLER to/from the Contracting Officer shall be through LOCKHEED MARTIN.

     6. Insert "and LOCKHEED MARTIN" after "Contracting Officer" throughout the clause.

     7. Insert "or LOCKHEED MARTIN Procurement Representative" after "Contracting Officer" throughout the clause.

D.   AMENDMENTS REQUIRED BY PRIME CONTRACT

     Contractor agrees that upon the request of LOCKHEED MARTIN it will negotiate in good faith with LOCKHEED MARTIN relative to amendments to this Contract to incorporate additional provisions herein or to change provisions hereof, as LOCKHEED MARTIN may reasonably deem necessary in order to comply with the provisions of the applicable Prime Contract or with the provisions of amendments to such Prime Contract. If any such amendment to this Contract causes an increase or decrease in the estimated cost of, or the time required for, performance of any part of the Work under this Contract, an equitable adjustment shall be made pursuant to the "Changes" clause of this Contract.

E.   PRESERVATION OF THE GOVERNMENT'S RIGHTS

     If LOCKHEED MARTIN furnishes designs, drawings, special tooling, equipment, engineering data, or other technical or proprietary information (Furnished Items) to which the U.S. Government owns or has the right to authorize the use of, nothing herein shall be construed to mean that LOCKHEED MARTIN, acting on its own behalf, may modify or limit any rights the Government may have to authorize the Contractor's use of such Furnished Items in support of other U.S. Government prime contracts.

F.   FAR FLOWDOWN CLAUSES

    REFERENCE       TITLE
    ---------       -----
1.   THE FOLLOWING FAR CLAUSES APPLY TO THIS CONTRACT:

(a)  52.211-5       MATERIAL REQUIREMENTS (AUG 2000) (Note 2 applies.)

(b)  52.215-20      REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER
                    THAN COST OR PRICING DATA (OCT 1997) (Note 2 applies.)

(c)  52.215-21      REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER
                    THAN COST OR PRICING DATA - MODIFICATIONS (OCT 1997) (Note 2
                    applies.)

(d)  52.216-8       FIXED FEE (MAR 1997) (Applicable only if this Contract
                    includes a fixed fee. Notes 1 and 2 apply. Delete the last two sentences of the clause.)

(e)  52.216-10      INCENTIVE FEE (MAR 1997) (Applicable only if this Contract includes an incentive fee. Notes 1 and 2 apply, except in
                    subparagraphs (e) (v) and (e) (vi) where "Government" is
                    unchanged. In subparagraph (e) (iv) and the last two
                    sentences of paragraph (c) is deleted. The amounts in
                    paragraph (e) are set forth on the face of the contract.)

(f)  52.219-8       UTILIZATION OF SMALL BUSINESS CONCERNS (OCT 2000)

(g)  52.222-2       PAYMENT FOR OVERTIME PREMIUMS (JUL 1990) (Insert ZERO in the
                    Blank. Notes 2 and 3 apply.)

(f)  52.222-21      PROHIBITION OF SEGREGRATED FACILITIES (FEB 1999)

(g)  52.222-26      EQUAL OPPORTUNITY (APR 2002) (Only paragraphs (b)(1)-(11)
                    applies.)

(h)  52.225-13      RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (OCT 2003)

(i)  52.227-14      RIGHTS IN DATA - GENERAL (JUN 1987)

(j)  52.232-20      LIMITATION OF COST (APR 1984) (Applicable when this Contract becomes fully funded. Notes 1 and 2 apply.)

(k)  52.232-22      LIMITATION OF FUNDS (APR 1984) (Applicable if this Contract is incrementally funded. When the Contract becomes fully
                    funded 52.232-20 shall apply in lieu of this clause. Notes 1 and 2 apply.)

(l)  52.234-1       INDUSTRIAL RESOURCES DEVELOPED UNDER DEFENSE PRODUCTION ACT
                    TITLE III (DEC 1994) (Notes 1 and 2 apply.)

(m)  52.242-13      BANKRUPTCY (JUL 1995)(Notes 1 and 2 apply.)

(n)  52.242-15      STOP-WORK ORDER (AUG 1989) with ALT I (APR 1984) (Notes 1
                    and 2 apply.)

(o)  52.243-2       CHANGES - COST REIMBURSEMENT (AUG 1987) (Notes 1 and 2
                    apply.)

(p)  52.244-6       SUBCONTRACTS FOR COMMERCIAL ITEMS (APR 2003).

(q)  52.246-3       INSPECTION OF SUPPLIES - COST REIMBURSEMENT (MAR 2001) (Note
                    1 applies, except in paragraphs (b), (c), and (d) where Note
                    3 applies, and in paragraph (k) where the term is unchanged.
                    In paragraph (e), change "60 days" to "120 days", and in
                    paragraph (f) change "6 months" to "12 months".)

(r)  52.246-5       INSPECTION OF SERVICES - COST REIMBURSEMENT (APR 1984) (Note
                    3 applies in paragraphs (b) and (c). Note 1 applies in
                    paragraphs (d) and(e).)

(s)  52.247-64      PREFERENCE FOR PRIVATELY OWNED U.S.-FLAG COMMERCIAL VESSELS
                    (APR 2003)

(t)  52.249-6       TERMINATION (COST-REIMBURSEMENT) (SEP 1996) (Notes 1 and 2
                    apply. Substitute "90 days" for "120 days" and "90-day" for
                    "120-day" in paragraph (d). Substitute "180 days" for "1
                    year" in paragraph (f). In paragraph (j) "right of appeal",
                    "timely appeal" and "on an appeal" shall mean the right to proceed under the

                    "Disputes" clause of this Contract. Settlements and payments under this clause may be subject to the approval of the Contracting Officer.)

(u)  52.249-14      EXCUSABLE DELAYS (APR 1984) (Note 2 applies; Note 1 applies to (c). In (a)(2) delete "or contractual".)

2.   THE FOLLOWING FAR CLAUSES APPLY TO THIS CONTRACT IF THE VALUE OF THIS
     CONTRACT EQUALS OR EXCEEDS $10,000:

(a)  52.222-36      AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES (JUN 1998)

3.   THE FOLLOWING FAR CLAUSES APPLY TO THIS CONTRACT IF THE VALUE OF THIS
     CONTRACT EQUALS OR EXCEEDS $25,000:

(a)  52.222-35      EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF
                    THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (DEC 2001)

(b)  52.222-37      EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF
                    THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (DEC 2001)

4.   THE FOLLOWING FAR CLAUSES APPLY TO THIS CONTRACT IF THE VALUE OF THIS
     CONTRACT EQUALS OR EXCEEDS $100,000:

(a)  52.203-6       RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT
                    (JUL 1995)

(b)  52.203-12      LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL
                    TRANSACTIONS (JUN 2003)

(c)  52.215-2       AUDIT AND RECORDS-NEGOTIATION (JUN 1999) (Applicable if: (1)
                    Contractor is required to furnish cost or pricing data, or
                    (2) the Contract requires Contractor to furnish cost,
                    funding, or performance reports. If this is a cost type
                    contract with an educational institution or other non-profit organization, add ALT II (APR 1998). Note 3 applies.)

(d)  52.215-14      INTEGRITY OF UNIT PRICES (OCT 1997) (Delete paragraph (b)
                    of the clause.)

(e)  52.222-4       CONTRACT WORK HOURS AND SAFETY STANDARDS ACT - OVERTIME
                    COMPENSATION (SEP 2000)

(f)  52.223-14      TOXIC CHEMICAL RELEASE REPORTING (AUG 2003) (Note 2 applies.
                    Delete paragraph (e).)

(g)  52.227-1       AUTHORIZATION AND CONSENT (JUL 1995) (Applicable only if the
                    Prime Contract contains this clause.)

(h)  52.227-2       NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT
                    INFRINGEMENT (AUG 1996) (Notes 2 and 4 apply.)

(i)  52.248-1       VALUE ENGINEERING (FEB 2000) (Note 1 applies, except in
                    paragraphs (c)(5) and (m), where note 3 applies and where
                    "Government" proceeds "cost" throughout. Note 2 applies.)

5.   THE FOLLOWING FAR CLAUSES APPLY TO THIS CONTRACT IF THE VALUE OF THIS
     CONTRACT EQUALS OR EXCEEDS $500,000:

(a)  52.219-9       SMALL BUSINESS SUBCONTRACTING PLAN (JAN 2002) (Applicable if
                    the Contractor is not a small business. Note 2 is,
                    applicable to paragraph (c) only. The Contractor's
                    subcontracting plan is incorporated herein by reference.)

6.   THE FOLLOWING FAR CLAUSES APPLY TO THIS CONTRACT IF THE VALUE OF THIS
     CONTRACT EQUALS OR EXCEEDS $550,000:

(a)  52.215-12      SUBCONTRACTOR COST OR PRICING DATA (OCT 1997) (Applicable if
                    not otherwise exempt under FAR 15.403.)

(b)  52.215-13      SUBCONTRACTOR COST OR PRICING DATA - MODIFICATIONS (OCT
                    1997) (Applicable for modifications if not otherwise exempt under FAR 15.403.)

7.   THE FOLLOWING FAR CLAUSES APPLY TO THIS CONTRACT AS INDICATED:

(a)  52.204-2       SECURITY REQUIREMENTS (AUG 1996) (Applicable if the Work
                    requires access to classified information.)

(b)  52.215-10      PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA (OCT
                    1997) (Applicable if submission of cost or pricing data is required. Notes 2 and 4 apply. Note 7 applies to paragraph
                    (c)(1). Rights and obligations under this clause shall
                    survive completion of the Work and final payment under this
                    Contract.)

(c)  52.215-11      PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA -
                    MODIFICATIONS (OCT 1997) (Applicable if submission of cost or pricing data is required for modifications. Notes 2 and 4 apply. Note 7 applies to paragraph (d)(1) Rights and
                    obligations under this clause shall survive completion of
                    the Work and final payment under this Contract.)

(d)  52.215-15      PENSION ADJUSTMENTS AND ASSET REVERSIONS (DEC 1998)
                    (Applicable if this Contract meets the applicability
                    requirements of FAR 15.408(g). Note 5 applies.)

(e)  52.215-16      FACILITIES CAPITAL COST OF MONEY (JUN 2003) (Applicable only if this Contract is subject to the Cost Principles at FAR
                    Subpart 31.2 and the Contractor proposed facilities capital cost of money in its offer.)

(f)  52.215-17      WAIVER OF FACILITIES CAPITAL COST OF MONEY (OCT 1997)
                    (Applicable only if this Contract is subject to the Cost
                    Principles at FAR Subpart 31.2 and the Contractor did not
                    propose facilities capital cost of money in its offer.)

(g)  52.215-18      REVERSION OR ADJUSTMENT OF PLANS FOR POST-RETIREMENT
                    BENEFITS (PRB) OTHER THAN PENSIONS (OCT 1997) (Applicable if
                    this Contract meets the applicability requirements of FAR
                    15.408(j). Note 5 applies.)

(h)  52.215-19      NOTIFICATION OF OWNERSHIP CHANGES (OCT 1997) (Applicable if
                    this Contract meets the applicability requirements of FAR
                    15.408(k). Note 5 applies.)

(i)  52.223-3       HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA
                    (JAN 1997) (Applicable if this Contract involves hazardous material. Notes 2 and 3 apply, except for paragraph (f)
                    where Note 4 applies.)

(j)  52.223-7       NOTICE OF RADIOACTIVE MATERIALS (JAN 1997) (Applicable to
                    Work containing covered radioactive material. In the blank insert "30". Notes 1 and 2 apply.)

(k)  52.223-11      OZONE-DEPLETING SUBSTANCES (MAR 2001) (Applicable if the
                    Work was manufactured with or contains ozone-depleting
                    substances.)

(l)  52.225-1       BUY AMERICAN ACT--SUPPLIES (JUN 2003) (Applicable if the
                    Work contains other than domestic components. Note 2 applies to the first time "Contracting Officer" is mentioned in
                    paragraph (c).)

(m)  52.225-5       TRADE AGREEMENTS (OCT 2003) (Applicable if the Work contains other than domestic components U.S. made, designated
                    country, Caribbean or NAFTA country end products.)

(n)  52.225-8       DUTY FREE ENTRY (FEB 2000) (Applicable if supplies will be imported into the Customs Territory of the United States.
                    Note 2 applies.)

(o)  52.227-9       REFUND OF ROYALTIES (APR 1984) (Applicable when reported
                    royalty exceeds $250. Note 1 applies except for the first
                    two times "Government" appears in paragraph (d). Note 2
                    applies.)

(p)  52.227-10      FILING OF PATENT APPLICATIONS-CLASSIFIED SUBJECT MATTER (APR
                    1984) (Applicable if the Work or any patent application may cover classified subject matter.)

(q)  52.227-11      PATENT RIGHTS-RETENTION BY THE CONTRACTOR (SHORT FORM) (JUN
                    1997) (Applicable if this Contract is for experimental,
                    developmental, or research Work and Contractor is a small
                    business concern or domestic nonprofit organization. Reports required by this clause shall be filed with the agency
                    identified in this Contract. If no agency is identified,
                    contact the LOCKHEED MARTIN Procurement Representative
                    identified on the face of this Contract.)

(r)  52.227-12      PATENT RIGHTS-RETENTION BY THE CONTRACTOR (LONG FORM) (JAN
                    1997) (Applicable if this Contract is for experimental,
                    developmental, or research Work and Contractor is a large
                    business concern. Reports required by this clause shall be filed with the agency identified in this Contract. If no
                    agency is identified, contact the LOCKHEED MARTIN
                    Procurement Representative identified on the face of this
                    Contract)

(s)  52.228-5       INSURANCE - WORK ON A GOVERNMENT INSTALLATION (JAN 1997)
                    (Applicable if this Contract involves Work on a Government installation. Note 2 applies. Note 4 applies to paragraph
                    (b).)

(t)  52.230-2       COST ACCOUNTING STANDARDS (APR 1998) (When referenced in the
                    Contract, full CAS coverage applies. "United States" means
                    "United States or Lockheed Martin." Delete paragraph (b) of the clause.)

(u)  52.230-3       DISCLOSURE AND CONSISTENCY OF COST ACCOUNTING PRACTICES (APR
                    1998) (When referenced in this Contract, modified CAS
                    coverage applies. "United States" means "United States or
                    Lockheed Martin". Delete paragraph (b) of the clause.)

(v)  52.230-6       ADMINISTRATION OF COST ACCOUNTING STANDARDS (NOV 1999)
                    (Applicable if FAR 52.230-2 or FAR 52.230-3 applies.)

(w)  52.233-3       PROTEST AFTER AWARD (AUG 1996) ALTI(JUN 1985) (In the event
                    LOCKHEED MARTIN's customer has directed LOCKHEED MARTIN to stop performance of the Work under the Prime Contract under which this Contract is issued pursuant to FAR 33.1, LOCKHEED
                    MARTIN may, by written order to Contractor, direct
                    Contractor to stop performance of the Work called for by
                    this Contract. "30 days" means "20 days" in paragraph
                    (b)(2). Note 1 applies, except the first time "Government"
                    appears in paragraph (f). In paragraph (f) add after
                    "33.104(h)(1)" the following: "and recovers those costs from
                    LOCKHEED MARTIN". Note 2 applies.)

(x)  52.237-2       PROTECTION OF GOVERNMENT BUILDINGS, EQUIPMENT AND VEGETATION
                    (APR 1984) (Applicable if Work is performed on a Government installation. Note 2 applies. Note 4 applies to the second time "Government" appears in the clause.)

(y)  52.243-6       CHANGE ORDER ACCOUNTING (APR 1984) (Applicable only if Prime
                    Contract requires Change Order Accounting. Note 2 applies. )

(z)  52.245-5       GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MATERIAL,
                    OR LABOR-HOUR CONTRACTS) (JUN 2003) (Applicable if
                    Government Property is furnished in the performance of this
                    Contract. Note 1 applies, except in the phrases "Government property", "Government-furnished property", and in
                    references to title to property. Note 2 applies. Paragraphs
                    (g)(1), (g)(2), and (g)(3) are deleted and replaced with the following: "Contractor assumes the risk of, and shall be
                    responsible for, any loss or destruction, or damage to,
                    Government property covered by this clause. Contractor shall not be liable for reasonable wear and tear to Government
                    property or for Government Property properly consumed in the performance of this Contract." The following is added as
                    paragraph (m): "Contractor shall provide to LOCKHEED MARTIN immediate notice of any disapproval, withdrawal of approval, or non-acceptance by the Government of its property control system.")

(aa) 52.245-18      SPECIAL TEST EQUIPMENT (FEB 1993) (Applicable if this
                    Contract involves the acquisition or fabrication of Special
                    Test Equipment. Note 4 applies, except in paragraphs (b),
                    (c) and (d). Note 2 applies to paragraphs (b) and (d). Note
                    5 applies. In paragraph (b) and (e), change "30 days" to "60 days".)

(bb) 52.247-63      PREFERENCE FOR U.S.-FLAG AIR CARRIERS (JUN 2003) (Applicable
                    if this Contract involves international air transportation.)

G.   CERTIFICATIONS AND REPRESENTATIONS

     (1) THIS CLAUSE CONTAINS CERTIFICATIONS AND REPRESENTATIONS THAT ARE MATERIAL REPRESENTATIONS OF FACT UPON WHICH LOCKHEED MARTIN WILL RELY IN MAKING AWARDS TO CONTRACTOR. BY SUBMITTING ITS WRITTEN OFFER, OR PROVIDING ORAL OFFERS/QUOTATIONS AT THE REQUEST OF LOCKHEED MARTIN, OR ACCEPTING ANY CONTRACT, CONTRACTOR CERTIFIES TO THE REPRESENTATIONS AND CERTIFICATIONS AS SET FORTH BELOW IN THIS CLAUSE. THESE CERTIFICATIONS SHALL APPLY WHENEVER THESE TERMS AND CONDITIONS ARE INCORPORATED BY REFERENCE IN ANY CONTRACT, AGREEMENT, OTHER CONTRACTUAL DOCUMENT OR ANY QUOTATION, REQUEST FOR QUOTATION (ORAL OR WRITTEN), REQUEST FOR PROPOSAL OR SOLICITATION (ORAL OR WRITTEN), ISSUED BY LOCKHEED MARTIN. CONTRACTOR SHALL IMMEDIATELY NOTIFY LOCKHEED MARTIN OF ANY CHANGE OF STATUS WITH REGARD TO THESE CERTIFICATIONS AND REPRESENTATIONS.

          (a) FAR 52.203-11 CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS (Applicable to solicitations and contracts exceeding $100,000)

               (1) The definitions and prohibitions contained in the clause at FAR 52.203-12, Limitation on Payments to Influence Certain Federal Transactions are hereby incorporated by reference in paragraph (b) of this certification.

               (2) Contractor certifies that to the best of its knowledge and belief that on and after December 23,1989-

                    (a) No Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with the awarding of any Federal contract, the making of any Federal grant, the making of any Federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment or modification of any Federal contract, grant, loan, or cooperative agreement;

                    (b) If any funds other than Federal appropriated funds (including profit or fee received under a covered Federal transaction) have been paid, or will be paid, to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with a solicitation or order, the offeror shall complete and submit, with its offer, OMB standard form LLL, Disclosure of Lobbying Activities, in accordance with its instructions, and

                    (c) Contractor will include the language of this certification in all subcontracts at any tier and require that all recipients of subcontract awards in excess of $100,000 shall certify and disclose accordingly.

               (3) Submission of this certification and disclosure is a prerequisite for making or entering into a contract as imposed by section 1352, title 31, United States Code. Any person who makes an expenditure prohibited under this provision or who fails to file or amend the disclosure form to be filed or amended by this provision, shall be subject to a civil penalty of not less than $10,000, and not more than $100,000, for each such failure.

          (b) FAR 52.209-5 CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED DEBARMENT, AND OTHER RESPONSIBILITY MATTERS.

               (1) Contractor certifies that, to the best of its knowledge and belief, that Contractor and/or any of its Principals, (as defined in FAR 52.209-5,) are not presently debarred, suspended, proposed for debarment, or declared ineligible for the award of contracts by any Federal agency.

               (2) Contractor shall provide immediate written notice to LOCKHEED MARTIN if, any time prior to award of any contract, it learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

          (c)  FAR 52.222-22 PREVIOUS CONTRACTS AND COMPLIANCE REPORTS.

          Contractor represents that if Contractor has participated in a previous contract or subcontract subject to the Equal Opportunity clause (FAR 52.222-26) and (i) Contractor has filed all required compliance reports and (ii) that representations indicating submission of required compliance reports, signed by proposed subcontractors, will be obtained before subcontract awards.

          (d)  FAR 52.222-25 AFFIRMATIVE ACTION COMPLIANCE.

          Contractor represents (1) that Contractor has developed and has on file at each establishment, affirmative action programs required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2), or (2) that in the event such a program does not presently exist, Contractor will develop and place in operation such a written Affirmative Action Compliance Program within 120 days from the award of this Contract.

          (e) FAR 52.323-13 CERTIFICATION OF TOXIC CHEMICAL RELEASE REPORTING (Applicable to competitive solicitations/contracts which exceed $100,000)

               (1) Submission of this certification is a prerequisite for making or entering into this contract imposed by Executive Order 12969, August 8, 1995.

               (2)  Contractor certifies that--

                    (a) As the owner or operator of facilities that will be used in the performance of this contract that are subject to the filing and reporting requirements described in section 313 of the Emergency Planning and Community Right-to-Know Act of 1986(EPCRA) (42 U.S.C. 11023) and section 6607 of the Pollution Prevention Act of 1990 (PPA) (42 U.S.C. 13106),Contractor will file and continue to file for such facilities for the life of the contract the Toxic Chemical Release Inventory Form (Form R) as described in sections 313(a) and (g) of EPCRA and section 6607 of PPA; or

                    (b) None of its owned or operated facilities to be used in the performance of this contract is subject to the Form R filing and reporting requirements because each such facility is exempt for at least one of the following reasons:

                         (i) The facility does not manufacture, process or otherwise use any toxic chemicals listed in 40 C.F.R. 372.65;

                         (ii) The facility does not have 10 or more full-time
                              employees as specified in section 313(b)(1)(A) of EPCRA, 42 U.S.C. 11023(b)(1)(A);

                         (iii)The facility does not meet the reporting
                              thresholds of toxic chemicals established under
                              section 313(f) of EPCRA, 42 U.S.C. 11023(f)
                              (including the alternate thresholds at 40 CFR 372.27, provided an appropriate certification form has been filed with EPA);

                         (iv) The facility does not fall within Standard
                              Industrial Classification Code (SIC) codes or their corresponding North American Industry Classification System (NAICS); or

                              (A)  Major group code 10 (except 1011, 1081, and
                                   1094).

                              (B)  Major group code 12 (except 1241).

                              (C)  Major group codes 20 through 39.

                              (D) Industry code 4911, 4931, or 4939 (limited to facilities that combust coal and/or oil for the purpose of generating power for distribution in commerce).

                              (E) Industry code 4953 (limited to facilities regulated under the Resource Conservation and Recovery Act, Subtitle C (42 U.S.C. 6921, et seq.), 5169, 5171, or 7389 (limited to facilities primarily engaged in solvent
                                   recovery services on a contract or fee
                                   basis); or

                         (v) The facility is not located in the United States or its outlying areas.

Section A - PO #DM259735
LOCKHEED MARTIN CORPORATION

CORPDOC 4A

                                                                 LOCKHEED MARTIN

  COST REIMBURSEMENT DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT (DFARS) FLOWDOWN PROVISIONS FOR SUBCONTRACTS/PURCHASE ORDERS FOR NON-COMMERCIAL ITEMS
                     UNDER A U.S. GOVERNMENT PRIME CONTRACT

A.   INCORPORATION OF DFARS CLAUSES

     The Defense Federal Acquisition Regulation Supplement (DFARS) clauses referenced below are incorporated herein by reference, with the same force and effect as if they were given in full text, and are applicable, including any notes following the clause citation, to this Contract. If the date or substance of any of the clauses listed below is different from the date or substance of the clause actually incorporated in the Prime Contract referenced by number herein, the date or substance of the clause incorporated by said Prime Contract shall apply instead. The Contracts Disputes Act shall have no application to this Contract. Any reference to a "Disputes" clause shall mean the "Disputes" clause of this Contract

B.   GOVERNMENT SUBCONTRACT

     This Contract is entered into by the Parties in support of a U.S. Government contract.

     As used in the clauses referenced below and otherwise in this Contract:

     1.   "Commercial Item" means a commercial item as defined in FAR 2.101.

     2.   "Contract" means this contract.

     3. "Contracting Officer" shall mean the U.S. Government Contracting Officer for LOCKHEED MARTIN's government prime contract under which this Contract is entered.

     4. "Contractor" or "Offeror" means the SELLER, as defined in CORPDOC 4, acting as the immediate (first-tier) subcontractor to LOCKHEED MARTIN.

     5. "Prime Contract" means the contract between LOCKHEED MARTIN and the U.S. Government or between LOCKHEED MARTIN and its higher-tier contractor who has a contract with the U.S. Government.

     6. "Subcontract" means any contract placed by the Contractor or lower-tier subcontractors under this Contract.

C.   NOTES

     1. Substitute "LOCKHEED MARTIN" for "Government" or "United States" throughout this clause.

     2. Substitute "LOCKHEED MARTIN Procurement Representative" for "Contracting Officer", "Administrative Contracting Officer", and "ACO" throughout this clause.

     3. Insert "and LOCKHEED MARTIN" after "Government" throughout this clause.

     4.   Insert "or LOCKHEED MARTIN" after "Government" throughout this clause.

     5. Communication/notification required under this clause from/to Contractor to/from the Contracting Officer shall be through LOCKHEED MARTIN.

     6. Insert "and LOCKHEED MARTIN" after "Contracting Officer" throughout the clause.

     7. Insert "or LOCKHEED MARTIN Procurement Representative" after "Contracting Officer" throughout the clause.

D.   AMENDMENTS REQUIRED BY PRIME CONTRACT

     Contractor agrees that upon the request of LOCKHEED MARTIN it will negotiate in good faith with LOCKHEED MARTIN relative to amendments to this Contract to incorporate additional provisions herein or to change provisions hereof, as LOCKHEED MARTIN may reasonably deem necessary in order to comply with the provisions of the applicable Prime Contract or with the provisions of amendments to such Prime Contract. If any such amendment to this Contract causes an increase or decrease in the estimated cost of, or the time required for, performance of any part of the Work under this Contract, an equitable adjustment shall be made pursuant to the "Changes" clause of this Contract.

E.   PRESERVATION OF THE GOVERNMENT'S RIGHTS

     If LOCKHEED MARTIN furnishes designs, drawings, special tooling, equipment, engineering data, or other technical or proprietary information (Furnished Items) which the U.S. Government owns or has the right to authorize the use of, nothing herein shall be construed to mean that LOCKHEED MARTIN, acting on its own behalf, may modify or limit any rights the Government may have to authorize the Contractor's use of such Furnished Items in support of other U.S. Government prime contracts.

F.   DOD FAR SUPPLEMENT (DFARS) FLOWDOWN CLAUSES

    REFERENCE       TITLE
    ---------       -----
1.   THE FOLLOWING DFARS CLAUSES APPLY TO THIS CONTRACT:

(a)  252.225-7001   BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM (APR 2003)
                    (Applicable if the Work contains other than domestic
                    components. Applicable in lieu of FAR 52.225-1 and FAR
                    52.225-5.)

(b)  252.225-7014   PREFERENCE FOR DOMESTIC SPECIALTY METALS (MAR 1998) and ALT
                    I (MAR 1998) (Applicable if the Work to be furnished
                    contains specialty metals.)

(c)  252.225-7021   TRADE AGREEMENTS (AUG 2003) (Applicable if the Work contains other than domestic components. Applicable in lieu of FAR
                    52.225-1 and FAR 52.225-5.)

(d)  252.227-7013   RIGHTS IN TECHNICAL DATA - NON-COMMERCIAL ITEMS (NOV 1995)
                    (Applicable in lieu of FAR 52.227-14.)

(e)  252.227-7014   RIGHTS IN NON-COMMERCIAL COMPUTER SOFTWARE AND
                    NON-COMMERCIAL COMPUTER SOFTWARE DOCUMENTATION (JUN 1995)
                    (Applicable in lieu of FAR 52.227-14.)

(f)  252.227-7016   RIGHTS IN BID OR PROPOSAL INFORMATION (JUN 1995)

(g)  252.227-7019   VALIDATION OF ASSERTED RESTRICTIONS - COMPUTER SOFTWARE (JUN
                    1995)

(h)  252.227-7025   LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT-FURNISHED
                    INFORMATION MARKED WITH RESTRICTIVE LEGENDS (JUN 1995) (For
                    paragraph (c)(1), Note 3 applies.)

(i)  252.227-7026   DEFERRED DELIVERY OF TECHNICAL DATA OR COMPUTER SOFTWARE
                    (APR 1988) (Note 1 applies.)

(j)  252.227-7027   DEFERRED ORDERING OF TECHNICAL DATA OR COMPUTER SOFTWARE
                    (APR 1988) (Note 1 applies, only the first time "Government appears.)

(k)  252.227-7028   TECHNICAL DATA OR COMPUTER SOFTWARE PREVIOUSLY DELIVERED TO
                    THE GOVERNMENT (JUN 1995) (The term "contract" and
                    "subcontract" shall not change in meaning, except for the
                    first reference to "contract".)

(l)  252.227-7030   TECHNICAL DATA - WITHHOLDING OF PAYMENT (MAR 2000) (Notes 1
                    and 2 apply to (a). Note 4 applies to (b))

(m)  252.227-7036   DECLARATION OF TECHNICAL DATA CONFORMITY (JAN 1997)

(n)  252.227-7037   VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA (SEP
                    1999)

(o)  252.228-7005   ACCIDENT REPORTING AND INVESTIGATION INVOLVING AIRCRAFT,
                    MISSILES, AND SPACE LAUNCH VEHICLES (DEC 1991) (In paragraph
                    (a), Note 5 applies. In paragraph (b), Note 3 applies.)

(p)  252.231-7000   SUPPLEMENTAL COST PRINCIPLES (DEC 1991)

(q)  252.243-7001   PRICING OF CONTRACT MODIFICATIONS (DEC 1991)

(r)  252.247-7024   NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA (MAR 2000)
                    (Applicable if this Contract meets the criteria set forth in paragraph (b) (2) (ii) of the clause. Notes 1 and 2 apply)

2.   THE FOLLOWING DFARS CLAUSES APPLY TO THIS CONTRACT IF THE VALUE OF THIS
     CONTRACT EQUALS OR EXCEEDS $100,000:

(a)  252.203-7001   PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE
                    CONTRACT-RELATED FELONIES (MAR 1999) (In this clause, the
                    terms "contract", "contractor", and "subcontract" shall not change in meaning in paragraphs (a) thru (d). Delete
                    paragraph g. Note 5 applies.)

(b)  252.209-7000   ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE
                    INSPECTION UNDER THE INTERMEDIATE RANGE NUCLEAR FORCES (INF)
                    TREATY (NOV 1995) (Note 5 applies.)

(c)  252.247-7023   TRANSPORTATION OF SUPPLIES BY SEA (MAY 2002) (Applicable in
                    lieu of FAR 52.247-64 in all Contracts for ocean
                    transportation of supplies. In the first sentence of
                    paragraph (g) insert a period after "Contractor" and delete the balance of the sentence. Paragraphs (f) and (g) shall
                    not apply if this Contract is at or below $100,000. Notes 1 and 2 apply to paragraph (g).)

3.   THE FOLLOWING DFARS CLAUSES APPLY TO THIS CONTRACT IF THE VALUE OF THIS
     CONTRACT EQUALS OR EXCEEDS $500,000:

(a)  252.225-7026   REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES
                    (APR 2003) (Delete paragraph (c).)

(b)  252.249-7002   NOTIFICATION OF ANTICIPATED CONTRACT TERMINATION OR
                    REDUCTION (DEC 1996) (Note 2 applies. Delete paragraph (d)
                    (1) and the first five words of paragraph (d) (2).)

4.   THE FOLLOWING DFARS CLAUSES APPLY TO THIS CONTRACT IF THE VALUE OF THIS
     CONTRACT EQUALS OR EXCEEDS $1,000,000:

(a)  252.211-7000   ACQUISITION STREAMLINING (DEC 1991) (Note 1 applies.)

5.   THE FOLLOWING DFARS CLAUSES APPLY TO THIS CONTRACT AS INDICATED:

(a)  252.215-7000   PRICING ADJUSTMENTS (DEC 1991) (Applicable if FAR 52.215-12
                    or 52.215-13 applies to this Contract.)

(b)  252.219-7003   SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS
                    SUBCONTRACTING PLAN (DoD CONTRACTS) (APR 1996) (Applicable
                    if FAR 52.219-9 applies to this Contract. Delete paragraph
                    (g).)

(c)  252.223-7001   HAZARD WARNING LABELS (DEC 1991) (Applicable if this
                    Contract requires the delivery of hazardous materials.)

(d)  252.223-7002   SAFETY PRECAUTIONS FOR AMMUNITION AND EXPLOSIVES (MAY 1994)
                    (Applicable only if the articles furnished under this
                    Contract contain ammunition or explosives, including liquid and solid propellants. Notes 2, 3, and 5 apply to paragraphs
                    g(1)(i) and e(1)(ii). Note 3 applies. Delete "prime" to
                    g(1)(ii) and add "and LOCKHEED MARTIN Procurement
                    Representative". Delete in g(1)(ii) "substituting its name for references to the Government".)

(e)  252.223-7003   CHANGE IN PLACE OF PERFORMANCE - AMMUNITION AND EXPLOSIVES
                    (DEC 1991) (Applicable if DFARS 252.223-7002 applies to this
                    Contract. Notes 2 and 4 apply.)

(f)  252.223-7007   SAFEGUARDING SENSITIVE CONVENTIONAL ARMS, AMMUNITION, AND
                    EXPLOSIVES (SEP 1999) (Applicable if this Contract is for
                    the development, production, manufacture, or purchase of
                    arms, ammunition, and explosives or when arms, ammunition, and explosives will be provided to Contractor as Government
                    Furnished Property.)

(g)  252.225-7001   BUY AMERICAN ACTBALANCE OF PAYMENTS PROGRAM (APR 2003)
                    (Applicable if the Work contains other than domestic
                    components. Applicable in lieu of FAR 52.225-1 and FAR
                    52.225-5.)

(h)  252.225-7016   RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS (APR
                    2003) (Applicable if Work supplied under this Contract
                    contains ball or roller bearings. Note 2 applies.)

(i)  252.225-7021   TRADE AGREEMENTS (AUG 2003) (Applicable if the Work contains other than domestic components. Applicable in lieu of FAR
                    52.225-1 and FAR 52.225-5.)

(j)  252.225-7033   WAIVER OF UNITED KINGDOM LEVIES (OCT 1992) (Applicable if
                    this Contract is with a United Kingdom firm. Note 2 applies.
                    Note 3 applies to (c)(3).)

(k)  252.225-7043   ANTI-TERRORISM/FORCE PROTECTION FOR DEFENSE CONTRACTORS
                    OUTSIDE THE UNITED STATES (JUN 1998) (Applies where
                    contractor will be performing or traveling outside the U.S.
                    under this Contract. For paragraph (c), see applicable
                    information cited in DFARS 225.7401.)

(l)  252-226-7001   UTILIZATION OF INDIAN ORGANIZATIONS, AND INDIAN-OWNED
                    ECONOMIC ENTERPRISES AND NATIVE HAWAIIN SMALL BUSINESS
                    CONCERNS (OCT 2003) (This clause is applicable only when
                    included in LOCKHEED MARTIN's Prime Contract and if this
                    contract is more than $500,000. In e(l), "Contractor" shall mean "LOCKHEED MARTIN". Note 2 applies to (c) the first time
                    "Contracting Officer" appears.)

(m)  252.235-7003   FREQUENCY AUTHORIZATION (DEC 1991) (Applicable if this
                    Contract requires developing, producing, constructing,
                    testing, or operating a device requiring a frequency
                    authorization. Note 2 applies.)

(n)  252.245-7001   REPORTS OF GOVERNMENT PROPERTY (MAY 1994) (Applicable if
                    Government Property is provided or acquired under this
                    Contract. Contractor shall submit its required reports to
                    LOCKHEED MARTIN. In paragraph (a)(3), change October 31 to
                    October 10.)

PURCHASE ORDER NO. DM259735 - SECTION A

Date:      March 24, 2005

Seller:    Ocean Power Technologies (OPT)   Payment Terms:      Net 30
           1590 Reed Rd.
           Pennington, NJ 08534             Govt. Contract No.: N00039-04-C-0035

Attention: Ms. Debbie Montagna              DPAS Rating:        DO-A7

1.   PARTIES/TYPE OF CONTRACT

     This cost plus fixed fee (CPFF) Purchase Order between Lockheed Martin Maritime Systems & Sensors, a business unit of Lockheed Martin Corporation (hereinafter referred to as "Buyer") located at 9500 Godwin Drive, Manassas, VA 20110 and Ocean Power Technologies (OPT), (hereinafter referred to as "Seller") located at 1590 Reed Rd., Pennington, NJ 08534 definitizes Letter Contract #DM259735 and is placed on the basis set forth herein.

     The Buyer's procurement representative is the only person authorized to approve changes to the terms and conditions or the requirements of the Purchase Order. If the Seller complies with any order, direction, interpretation, approval, or disapproval, conditional approval, or determination (written or oral), from someone other than the Buyer's procurement representative, it shall be at Seller's own risk and Buyer shall not be liable for any increased cost or delay in performance in accordance with the requirements set forth herein. The Seller shall ensure that all Seller's personnel are aware of this provision.

     Buyer is a signatory to the Defense Industry Initiatives on Business Conduct and Ethics (DII).

     The Seller agrees to indemnify Buyer for any amounts required to be paid to the United States Government by virtue of the Seller's violation of Public Law 100-679 (see FAR 52.203- 10(c)). This applies to Purchase Orders over $50,000 or Purchase Order modifications over $50,000.

2.   PRODUCT/SERVICES

     Seller will provide articles, services and/or data as set forth in Schedule A of this purchase order (copy attached).

3.   REQUIREMENTS/DATA

     This is a rated order certified for national defense use, and Seller shall follow all requirements of the Defense Priorities and Allocations System Regulation (15 CFR Part 350). Seller accepts said rating unless rejected in writing within ten (10) days if "DO" rating, or five (5) days if "DX" rating from the date of order receipt.

     -    Government Contract Number   N00039-04-C-0035

     -    DPAS Rating:                 DO-A7

     Seller will provide work effort as set forth in Attachment 3, Statement of Work #2005-PC4-4 for the Advanced Deployable System (ADS) Aboard the Littoral Combat Ship (LCS) Development dated 22 February 2005 which is incorporated herein and made a part hereof by reference.

     All drawings, specifications or other documents referenced in this Purchase Order, but not attached are incorporated and made a part by this reference.

4.   PERIOD OF PERFORMANCE AND/OR DELIVERY SCHEDULE

     Work under this Purchase Order shall commence on September 14, 2004 (authorized via the Letter Contract) and continue through October 31, 2005 or as amended by Buyer in accordance with Terms and Conditions herein.

     Articles, services and/or data shall be delivered in accordance with the delivery dates contained in the Statement of Work, Attachment 3 and the Integrated Master Plan (IMP) and Integrated Master Schedule (IMS).

     All articles, services and/or data shall be delivered as directed by the ADS LCS Program Manager, the SOW or other attachments to this Purchase Order.

     A.   Packing Slip

          Seller shall submit a packing slip with each shipment of supplies against this Purchase Order/Release. At a minimum, the packing slip shall contain the following information:

          1.   Purchase Order Number/Release Number

          2.   Itemized list of supplies within the shipment

          3.   List of back-order items remaining to be delivered

          4.   Date of shipment

5.   CONSIDERATION AND PAYMENT

     The total agreed price for the work identified in this Purchase Order is $1,527,212.00. Seller is not authorized to incur any costs, obligations, or liabilities, of any nature whatsoever for the amount and any such additional costs, obligations, or liabilities incurred or assumed by Seller shall be at his sole risk and account and the Buyer and/or the Government shall not be liable in any manner to pay or reimburse Seller on account thereof. Seller shall notify Buyer when the amount of costs incurred is within eighty five (85%) of the above-cited ceiling.

     In the event of a termination or cancellation of this Purchase Order or part thereof, Buyer's sole obligation shall be to pay Seller for satisfactory services performed prior to the date of termination or cancellation. Such payment is subject, in the case of termination for material breach, to a setoff and/or payment of damages or losses incurred by Buyer as a result of any breach.

     This purchase order is incrementally funded with respect to both cost and fee in accordance with FAR 52.232-20 and 52.232-22. The amounts presently available and allotted to this purchase order for payment of cost and fee are as follows:

Line Item 001   Allocated to Cost        $1,388,375.00   Line Item 002 Not Separately Priced
                Allocated to Fixed Fee   $  138,837.00
                                         -------------
                   Total                 $1,527,212.00

     Buyer shall make payments on account of fixed fee equal to the stated amount for work performed and submitted by Seller under FAR clauses 52.216-7 entitled "Allowable Cost and Payment" and 52.216-8 entitled "Fixed Fee" of the attached FAR Supplemental Terms and Conditions for cost reimbursement type subcontracts, subject to withholding provisions of said clauses.

6.   INVOICING

     All invoice originals and one (1) copy shall be submitted to the following:

         Lockheed Martin Shared Services
         Accounts Payable

         Attention: OHM Desk - MANPUR
         PO Box 33064
         Lakeland, FL 33807-3064

     INVOICES

     Each invoice submitted for payment shall indicate complete Purchase Order number and be set up in accordance with the line items specified in this Purchase Order and Schedule A.

     One (1) copy of each invoice and all correspondence pertaining to this Purchase Order shall be sent via e-mail to the Subcontract Administrator:
     Brenda Aanderud brenda.aanderud@lmco.com.

7.   INSPECTION AND ACCEPTANCE

     Inspection and acceptance criteria shall be as set forth in the SOW and Systems Engineering Management Plan (SEMP).

8.   TERMS AND CONDITIONS

     This Purchase Order is subject to the following terms and conditions:

     - Lockheed Martin Corporation, CORPDOC 4 and 4A dated 10/03, Cost Reimbursement General Provisions and FAR Flowdowns for
          Subcontracts/Purchase Orders (All Agencies) for Non- Commercial Items under a U.S. Government Prime Contract.

     -    Proprietary Information Exchange Agreement No. MAN2004048.

9.   SPECIAL PROVISIONS

     The following special provisions shall apply to this Purchase Order:

     -    Sections B - J of this purchase order including reference attachments.

10.  ORDER OF PRECEDENCE

     In the event of an inconsistency in this Purchase Order, unless otherwise provided herein, the inconsistency shall be resolved by giving precedence in the following order.

     (a) Body of the Purchase Order Section A Including Schedule A and CORPDOC 4 & 4A

     (b)  Sections B - J of the Purchase Order

     (c)  Statement of Work and Contract Data Requirements List

     (d)  Specifications

     (e)  All Other Documents

11.  ACCEPTANCE

     This Purchase Order is the entire agreement between Buyer and Seller. It supersedes all prior agreements, oral or written and all other communications relating to the subject matter of this Purchase Order.

     Any terms contained in Seller's invoices, acknowledgments, shipping instructions or other forms that are inconsistent with or different from this Purchase Order, shall be void and of no effect.

     This Purchase Order is executed in duplicate originals as of the date specified on page one (1).

     Please sign and return this Purchase Order to Buyer within ten (10) working days after receipt.

Lockheed Martin Maritime System &       Oceans Power Technologies, Inc.
Sensors                                 1590 Reed Rd.
                                        Pennington, NJ 08534


By: /s/ Brenda Aanderud                 By: /s/ Charles F. Dunleavy
    ---------------------------------       ------------------------------------
    Brenda Aanderud                     Title: C.F.O.
Title: Staff Subcontract                Date: 4/6/2005
       Administrator
Date: 3/27/05

Lockheed Martin Manassas
9500 Godwin Drive Manassas, VA 20 -415
Telephone 703-367-2121

                                                                 LOCKHEED MARTIN

In Reply Refer To: LM05-ADSLCS031-BKA079

January 19, 2005

Ocean Power Technologies
1590 Reed Rd.
Pennington, NJ 08534

Attention: Ms. Debbie Montagna

Subject:   Letter Contract Definitization

Reference: a)   LM MS2 Letter #LM04-ADSLCS027-BKA075 dated December 22, 2004

           b) OPT Proposal dated April 29, 2004 (with pricing update/correction provided 30-Apr-04 and 05-May-04), Revision dated August 4, 2004 and Update Provided on 11/15/04

           c)   LM MS2 Letter Contract #DM259735

Dear Ms. Montagna

This letter is to revise the offer presented in the reference a) letter. An offer of $1,527,212 is extended for the definitized subcontract based on OPT's proposal update on 11/15/04.

Please indicate your acceptance of this offer by signing below and returning a copy of this letter. Acceptance will also indicate confirmation that the fee included in the updated proposal/offer does not exceed 10%. OPT is also required to provide certified cost or pricing data in accordance with the attached form F 630.

Please contact me at 703/367-3223 if you have any questions regarding this information.

Sincerely,                              ACCEPTED AND AGREED TO:

                                        Ocean Power Technologies (OPT)


/s/ Brenda Aanderud                     /s/ Charles F. Dunleavy
-------------------------------------   ----------------------------------------
Brenda Aanderud                         By: Charles F. Dunleavy
Subcontract Administrator               Title: CFO
                                        Date: 20 January 2005

Attachment - Form F 630

LOCKHEED MARTIN

       Certificate of Current Cost or Pricing Data--FAR-Covered Contracts

This is to certify that, to the best of my knowledge and belief, cost or pricing data (as defined in section 2.101 of the Federal Acquisition Regulation (FAR) and required under FAR subsection 15.403-4) submitted, either actually or by specific identification in writing, to Lockheed Martin in support of

Cost proposal by Ocean Power Technologies, Inc., as

revised November 15, 2004 for ADS on LCS

are accurate, complete, and current as of   20     January    2005
                                           (day)   (month)   (year)

This certification includes the cost or pricing data supporting any advance agreements and forward pricing rate agreements between the offeror and the Government or Lockheed Martin that are part of the proposal.

                                        Firm Ocean Power Technologies, Inc.
                                        Name Charles F. Dunleavy


                                        Signature /s/ Charles F. Dunleavy
                                                  ------------------------------
                                        Title C.F.O.

Date of Execution 20 January 2005

* Describe the proposal, quotation, request for price adjustment, or other submission involved, giving the appropriate identifying number (for example, RFP No. _____).

** Insert the day, month, and year when price negotiations were concluded and price agreement was reached. Or, if applicable, an earlier date agreed upon between the parties that is as close as practicable to the date of agreement on price.

*** Insert the day, month, and year of signing, which should be as close as practicable to the date when price negotiations were concluded and the contract price was agreed to.

F 630 (03/04)                  Tab - Certificate of Current Cost of Pricing Data

                                                   Post-Proposal Letter Contract

LOCKHEED MARTIN

Subcontractor: Ocean Power Technologies (OPT)  Date: 3/10/05
               1590 Reed Rd.
               Pennington, NJ 08534            Prime or Customer Contract
                                               No.: N00039-04-C-0035

Subject: LOCKHEED MARTIN CORPORATION- Maritime Systems & Sensors (MS2)

Modification 02 to Letter Contract No. DM259735:

Reference:   a)   MS2 Request for Proposal (RFP) No. 29-RA-042904 dated April 8,
                  2004 and All Amendments

             b) OPT Proposal dated April 29, 2004 (with pricing update/correction provided 30-Apr-04 and 05-May-04) and Revision dated August 4, 2004

             c)   Letter Contract No. DM259735 dated 9/17/04

             d)   Confirmation of Negotiations dated January 19, 2005

     Refer to Letter Contract #DM259735 dated 9/17/04 and make the following addition, deletions, changes and modifications hereinafter set forth:

          - Revise Paragraph 4 as follows: "The total Not-to-Exceed (NTE) price of this contract is $1,527,212.00."

          -    Revise Paragraph 5 as follows:

               "This contract is incrementally funded. Lockheed Martin's limitation of obligation to pay under this subcontract is $1,145,409.00. The funds are expected to be adequate for performance of the Work until June 18, 2005.

     Except as hereby amended, all provisions of the letter contract, including modifications thereto, shall remain unmodified and in full force and effect and shall also apply in carrying out the provisions of this modification.

     This authorization is subject to your prompt acceptance. Please return a signed copy by FAX no later than cob, Tuesday, March 15, 2005, confirming your acceptance of the contents herein and acknowledging that the effort authorized has been initiated.

Contractor: OCEAN POWER TECHNOLOGIES    LOCKHEED MARTIN CORPORATION


By: /s/ Charles F. Dunleavy             By: /s/ Bruce Gaines
    ---------------------------------       ------------------------------------
Title: C.F.O.                           Title: Staff Subcontract Administrator
Date: 3/11/05                           Date: 3/10/05

F 860 (03/04)                                              Tab - Letter Contract

Lockheed Martin Corporation
Maritime Systems & Sensors
9500 Godwin Drive
Manasaas, Va. 20110-4157

Modification 01
To Purchase Order No. DM259735

Date:      April 27, 2005

Seller:    Ocean Power Technologies
           1590 Reed Rd.
           Pennington, NJ 08534

Attention: Ms. Debbie Montagna

This modification is subject to the terms and conditions contained in the original purchase order and subsequent modifications and the additional instructions hereinafter set forth:

Articles/services and/or data provided hereunder will be used on Government Contract Number N00039-04-C-0035.

This is a rated order certified for National Defense use, and seller shall follow all requirements of the Defense Priorities and Allocations System Regulation (15 CFR part 700). Seller accepts said rating unless rejected in writing within 10 days if DO rating, or 5 days if DX rating from the date of order receipt.

     DPAS Rating: DO-A7.

                               BODY OF ALTERATION

Refer to the above Purchase Order Number DM259735 and make the additions, deletions, changes and/or modifications hereinafter set forth:

     1. Refer to the PO Para 5 Consideration and Payment and add the following statement:

          "This PO is fully funded at the total price of $1,527,212.00."

     2.   Schedule A

          Delete the existing Schedule A dated March 24, 2005 and update with the revised Schedule A dated April 24,2005 - copy attached.

PO #DM259735, Modification 03
September 2, 2005

ACCEPTANCE

Except as hereby amended, all provisions of the purchase order, including modifications thereto, shall remain unmodified and in full force and effect and shall also apply in carrying out the provisions of this modification.

This modification is executed in duplicate originals as of the effective date of Buyer's signature on last page.

This modification must be signed and returned to the buyer within ten (10) working days after receipt.

BUYER:  Lockheed Martin Corporation
        Maritime Systems & Sensors
        9500 Godwin Drive
        Manassas, VA 20110-4157


        /s/ Bruce Gaines
        -------------------------------
BY:     Bruce Gaines
TITLE:  Staff Subcontract Administrator
DATE:   April 27, 2005


SELLER: Ocean Power Technologies
        1590 Reed Rd.
        Pennington, NJ 08534


BY:     /s/ Charles F. Dunleavy
        -------------------------------
TITLE:  CFO
DATE:   April 27, 2005

                     Purchase Order Number DM259735 - Mod 01
                                  SCHEDULE "A"
                              DATED APRIL 27, 2005


                                                    AUTHORIZED FUNDING
                                   ---------------------------------------------------
P.O.
LINE                                                          FIXED          TOTAL
ITEM   CLIN       DESCRIPTION           COST        COM        FEE            CPFF
----   ----   ------------------   -------------   -----   -----------   -------------
 001   0001   ADS LCS
              Technology
              Development Phase    $1,388,375.00               ###       $1,527,212.00

 002   0002   Data for CLIN 0001        NSP         NSP        NSP            NSP

       Total Contract              $1,388,375.00   $0.00   $138,837.00   $1,527,212.00
              Total Authorized
              Funding - All Line
              Items =              $1,527,212.00



P.O.
LINE                                   PERIOD OF         ESTIMATED        FIXED          TOTAL
ITEM   CLIN       DESCRIPTION         PERFORMANCE        COST + COM        FEE        TARGET COST
----   ----   ------------------   -----------------   -------------   -----------   -------------
 001   0001   ADS LCS
              Technology
              Development Phase    9/14/04- 10/31/05   $1,388,375.00   $138,837.00   $1,527,212.00

 002   0002   Data for CLIN 0001   9/14/04-10/31/05         NSP             NSP            NSP

       Total Contract                                  $1,388,375.00   $138,837.00   $1,527,212.00
              Total Authorized
              Funding - All Line
              Items =

CORPDOC 4(10/03)

Lockheed Martin Corporation
Maritime Systems & Sensors
9500 Godwin Drive
Manasaas, Va. 20110-4157

Modification 02
To Purchase Order No. DM259735

Date:      August 5, 2005

Seller:    Ocean Power Technologies
           1590 Reed Rd.
           Pennington, NJ 08534

Attention: Ms. Debbie Montagna

This modification is subject to the terms and conditions contained in the original purchase order and subsequent modifications and the additional instructions hereinafter set forth:

Articles/services and/or data provided hereunder will be used on Government Contract Number N00039-04-C-0035.

This is a rated order certified for National Defense use, and seller shall follow all requirements of the Defense Priorities and Allocations System Regulation (15 CFR part 700). Seller accepts said rating unless rejected in writing within 10 days if DO rating, or 5 days if DX rating from the date of order receipt.

     DPAS Rating: DO-A7.

                               BODY OF ALTERATION

Refer to the above Purchase Order Number DM259735 and make the additions, deletions, changes and/or modifications hereinafter set forth:

     1.   LINE IREM 001

          Incremental funding for Line Item 001 is increased by $98,000.00 from $1,527,212.00 to $1,625,212.00.

Allocated to Costs         $1,486,375
Allocated to Fixed Fee     $  138,837
Ttoal Authorized Funding   $1,625,212

     2.   Schedule A

          Delete the existing Schedule A dated April 27, 2005 and update with the revised Schedule A dated August 5, 2005 - copy attached.

PO #DM259735, Modification 03
September 2, 2005

ACCEPTANCE

Except as hereby amended, all provisions of the purchase order, including modifications thereto, shall remain unmodified and in full force and effect and shall also apply in carrying out the provisions of this modification.

This modification is executed in duplicate originals as of the effective date of Buyer's signature on last page.

This modification must be signed and returned to the buyer within ten (10) working days after receipt.

BUYER:  Lockheed Martin Corporation
        Maritime Systems & Sensors
        9500 Godwin Drive
        Manassas, VA 20110-4157


        /s/ Bruce Gaines
        -------------------------------
        Bruce Gaines
        Staff Subcontract Administrator

DATE:   August 5, 2005


SELLER: Ocean Power Technologies
        1590 Reed Rd.
        Pennington, NJ 08534


        -------------------------------

        -------------------------------

DATE:
        -------------------------------

                     Purchase Order Number DM259735 - Mod 02
                                  SCHEDULE "A"
                              DATED AUGUST 5, 2005

                                                    AUTHORIZED FUNDING
                                   ---------------------------------------------------
P.O.
LINE                                                           FIXED           TOTAL
ITEM   CLIN       DESCRIPTION           COST       COM          FEE             CPFF
----   ----   ------------------   -------------   -----   -------------   -------------
 001   0001   ADS LCS
              Technology
              Development Phase    $1,462,691.00                ###        $1,625,212.00

 002   0002   Data for CLIN 0001        NSP         NSP         NSP             NSP

       Total Contract              $1,486,375.00   $0.00    $138,837.00   $1,625,212.00
              Total Authorized
              Funding - All Line
              Items =              $1,625,212.00



P.O.
LINE                                   PERIOD OF         ESTIMATED        FIXED          TOTAL
ITEM   CLIN       DESCRIPTION         PERFORMANCE        COST + COM        FEE        TARGET COST
----   ----   ------------------   -----------------   -------------   -----------   -------------
 001   0001   ADS LCS
              Technology
              Development Phase    9/14/04- 10/31/05   $1,388,375.00   $138,837.00   $1,527,212.00

 002   0002   Data for CLIN 0001   9/14/04-10/31/05         NSP             NSP            NSP

       Total Contract                                  $1,388,375.00   $138,837.00   $1,527,212.00
              Total Authorized
              Funding - All Line
              Items =

Lockheed Martin Corporation
Maritime Systems & Sensors
9500 Godwin Drive
Manasaas, Va. 20110-4157

Modification 03
To Purchase Order No. DM259735

Date:      September 2, 2005

Seller:    Ocean Power Technologies
           1590 Reed Rd.
           Pennington, NJ 08534

Attention: Ms. Debbie Montagna

This modification is subject to the terms and conditions contained in the original purchase order and subsequent modifications and the additional instructions hereinafter set forth:

Articles/services and/or data provided hereunder will be used on Government Contract Number N00039-04-C-0035.

This is a rated order certified for National Defense use, and seller shall follow all requirements of the Defense Priorities and Allocations System Regulation (15 CFR part 700). Seller accepts said rating unless rejected in writing within 10 days if DO rating, or 5 days if DX rating from the date of order receipt.

     DPAS Rating: DO-A7.

                               BODY OF ALTERATION

Refer to the above Purchase Order Number DM259735 and make the additions, deletions, changes and/or modifications hereinafter set forth:

     1.   LINE IREM 001

          Incremental funding for Line Item 001 is increased by $3,293.00 from $1,625,212.00 to $1,628,505.00.

     2.   Schedule A

          Delete the existing Schedule A dated August 5, 2005 and update with the revised Schedule A dated September 2, 2005 - copy attached.

PO #DM259735, Modification 03
September 2, 2005

ACCEPTANCE

Except as hereby amended, all provisions of the purchase order, including modifications thereto, shall remain unmodified and in full force and effect and shall also apply in carrying out the provisions of this modification.

This modification is executed in duplicate originals as of the effective date of Buyer's signature on last page.

This modification must be signed and returned to the buyer within ten (10) working days after receipt.

BUYER:  Lockheed Martin Corporation
        Maritime Systems & Sensors
        9500 Godwin Drive
        Manassas, VA 20110-4157


        /s/ Bruce Gaines
        -------------------------------
        Bruce Gaines

TITLE:  Staff Subcontract Administrator

DATE:   September 2, 2005


SELLER: Ocean Power Technologies
        1590 Reed Rd.
        Pennington, NJ 08534

BY:
        -------------------------------
TITLE:
        -------------------------------

                     Purchase Order Number DM259735 - Mod 02
                                  SCHEDULE "A"
                             DATED SEPTEMBER 2, 2005

                                                    AUTHORIZED FUNDING
                                   ---------------------------------------------------
P.O.
LINE                                                          FIXED          TOTAL
ITEM   CLIN       DESCRIPTION           COST       COM         FEE            CPFF
----   ----   ------------------   -------------   -----   -----------   -------------
 001   0001   ADS LCS
              Technology
              Development Phase    $1,489,668.00               ###       $1,625,212.00
 002   0002   Data for CLIN 0001        NSP         NSP        NSP            NSP
                                   -------------   -----   -----------   -------------
       Total Contract              $1,489,668.00   $0.00   $138,837.00   $1,628,505.00
                                   =============   =====   ===========   =============
              Total Authorized
              Funding - All Line
              Items =              $1,628,505.00



P.O.                                                                                     TOTAL
LINE                                   PERIOD OF         ESTIMATED        FIXED       TARGET COST
ITEM   CLIN       DESCRIPTION         PERFORMANCE        COST + COM        FEE        & FIXED FEE
----   ----   ------------------   -----------------   -------------   -----------   -------------
 001   0001   ADS LCS
              Technology
              Development Phase    9/14/04- 10/31/05   $1,388,375.00   $138,837.00   $1,527,212.00
 002   0002   Data for CLIN 0001   9/14/04-10/31/05         NSP             NSP            NSP
                                                       -------------   -----------   -------------
       Total Contract                                  $1,388,375.00   $138,837.00   $1,527,212.00
                                                       =============   ===========   =============
              Total Authorized
              Funding - All Line
              Items =


                                       1